Fees Summary	Mar. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 609,385,000
Previously Paid Amount	0
Total Fee Amount	93,296.85
Total Offset Amount	0
Net Fee	$ 93,296.85